UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 6, 2007
COVANTA HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

40 Lane Road
Fairfield, New Jersey		07004

(Address of Principal Executive Offices)		(Zip Code)
(973) 882-9000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On December 6, 2007, the Board of Directors of Covanta Holding Corporation (the “Company”) approved a form of indemnification agreement (the “Indemnification Agreement”) to be entered into with (i) each current and future director of the Company and executive officer of either or both of the Company and Covanta Energy Corporation (“Covanta Energy”), the Company’s wholly-owned subsidiary, including each “named executive officer” as identified in the Company’s proxy statement for its 2007 annual meeting of stockholders and (iii) certain other officers of the Company and its subsidiaries (each an “Indemnitee”). The Indemnification Agreement generally provides, that subject to certain conditions, limitations and exceptions, (i) the Company will indemnify and hold harmless the Indemnitee to the fullest extent permitted by the General Corporation Law of the State of Delaware from expenses and liabilities incurred by the Indemnitee in connection with third party and derivative legal actions brought against the Indemnitee as a result of his or her service to the Company; (ii) the Company is required to advance all covered expenses incurred by the Indemnitee in a proceeding covered by the Indemnification Agreement, and (iii) to the extent indemnification is not available in any proceeding in which the Indemnitee is jointly liable with the Company, there is a right of contribution from the Company based on the relative benefits received by the Company and the Indemnitee with respect to the transaction from which the proceeding arose. This summary of the terms of the Indemnity Agreement is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (c) On December 6, 2007, John Klett was appointed as the Executive Vice President and Chief Operating Officer of the Company and Covanta Energy. Mr. Klett had served as the Senior Vice President and Chief Operating Officer of Covanta Energy since May 26, 2006 and as Covanta Energy’s Senior Vice President, Operations, since March 2003. Prior thereto he served as Executive Vice President of Covanta Waste to Energy, Inc. for more than five years. Mr. Klett joined Covanta Energy in 1986 and is 61 years old.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired — Not Applicable

(b)	Pro Forma Financial Information — Not Applicable

(c)	Exhibits

Exhibit No.	Exhibit

10.1	Form of Covanta Holding Corporation Indemnification Agreement with Directors and Officers.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: December 12, 2007
COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Executive Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Form of Covanta Holding Corporation Indemnification Agreement with Directors and Officers.